UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 6, 2009
OCULUS INNOVATIVE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33216	68-0423298

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1129 N. McDowell Blvd, Petaluma, California	94954

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (707) 782-0792
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-10.1

Item 3.02 Unregistered Sales of Equity Securities.
On February 6, 2009, we entered into Purchase Agreements with a group of accredited investors whereby we raised $1,752,803 in gross proceeds through a private placement of Units. Merriman Curhan Ford and Co. acted as the exclusive placement agent for the offering and received $122,696 for their services. We intend to use the proceeds received from the sale of the Units for working capital and general corporate purposes.
For each $116.90 invested, an investor received:
•	One hundred shares of our common stock, par value $0.0001 per share;

•	A Series A Warrant to purchase fifty-eight shares of common stock at an exercise price of $1.87 per share. The Series A Warrants are exercisable after six months and have a five year term;

•	A Series B Warrant to purchase seventy-eight shares of common stock at an exercise price of $1.13 per share. The Series B Warrants are exercisable after six months and have a three year term; and

•	For every two shares of common stock the investor purchases upon exercise of a Series B Warrant, the investor will receive an additional Series C Warrant to purchase one share of common stock. The Series C Warrant shall be exercisable after six months and will have an exercise price of $1.94 and a five year term.
With respect to the issuance of our securities as described in the agreements above, we relied on the Section 4(2) exemption from securities registration under the federal securities laws for transactions not involving a public offering. No advertising or general solicitation was employed in the offering of the securities. The securities were sold to accredited investors. The securities were offered for investment purposes only, and not for the purpose of resale or distribution, and the transfer thereof was appropriately restricted by us.
The above-descriptions of the Purchase Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of those agreements filed as Exhibit 10.1 to this report and incorporated herein by reference.
This report contains forward-looking statements that involve risks and uncertainties. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports we file with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.
Item 9.01. Financial Statements and Exhibits.
10.1	Purchase Agreement by and between Oculus Innovative Sciences, Inc. and accredited investors, dated February 6, 2009 (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oculus Innovative Sciences, Inc. (Registrant)
Date: February 9, 2009
/s/ James Schutz (Signature)
Name: James Schutz
Title: Vice President of Corporate Development, Secretary and General Counsel